UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 5, 2021, the Board of Directors (the “Board”) of Cerberus Cyber Sentinel Corporation (the “Company”) appointed Kiki VanDeWeghe as a director to the Board to serve immediately.

Mr. VanDeWeghe, 62, is an American former professional basketball player, coach and executive in the National Basketball Association. He has served as the Executive Vice President, Basketball Operations of the National Basketball Association since 2013. Prior to that, Mr. VanDeWeghe was the general manager of the Denver Nuggets and the New Jersey Nets, and a head coach of the New Jersey Nets. Prior to that he played professionally for the Los Angeles Clippers, New York Knicks, Portland Trail Blazers and the Denver Nuggets. Mr. VanDeWeghe attended UCLA where he received a degree in Economics. Mr. VanDeWeghe is qualified for service as a director of the Company due to his business acumen and experience as an organizational leader.

In connection with Mr. VanDeWeghe’s election to the Board, the Board granted him options for 200,000 shares of the Company’s common stock.

There are no arrangements or understandings between Mr. VanDeWeghe and any other person pursuant to which Mr. VanDeWeghe was appointed as a director. There are no transactions to which the Company is a party and in which Mr. VanDeWeghe has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. VanDeWeghe has not previously held any positions with the Company and has no family relations with any directors or executive officers of the Company.

Item 8.01 Other Events

On May 6, 2021, the Company issued a press release announcing the appointment. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated May 06, 2021 Announcing the Appointment of Mr. VanDeWeghe

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

May 11, 2021

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